UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ULTRA PETROLEUM CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to be held on May 22, 2019, for Ultra Petroleum Corp.

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement, 2018 and 2017 annual reports and form of proxy, go to www.proxydocs.com/UPL. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2019 and 2018 Annual and Special Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for the annual and special meeting, please make this request on or before May 13, 2019.

For a Convenient Way to VIEW Proxy Materials
– and –
VOTE Online go to: www.proxydocs.com/UPL

Proxy Materials Available to View or Receive:

1. Proxy Statement	2. 2018 Annual Report	3. 2017 Annual Report	4. Form of Proxy

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/UPL	TELEPHONE (866) 648-8133		*E-MAIL paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.		*

If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

	ACCOUNT NO.	SHARES
Ultra Petroleum Corp. Notice of Annual and Special Meeting
Date: Wednesday, May 22, 2019 Time: 11:00 a.m. (Mountain Time) Place: 116 East Inverness Drive Englewood, Colorado 80112

The purpose of the Annual and Special Meeting is to take action on the following proposals:

The Board of Directors recommends you vote FOR proposals 1, 3, 4, 5, 7, 8 and 9, FOR each of the nominated directors on proposal 2, and

ONE YEAR on proposal 6:

1.	Proposal 1 — Board Expansion Proposal
2.	Proposal 2 — Election of Directors
	Nominees	01 Sylvia K. Barnes	03 Brad Johnson	05 Evan S. Lederman	07 Alan J. Mintz
		02 Neal P. Goldman	04 Michael J. Keeffe	06 Stephen J. McDaniel	08 Edward A. Scoggins, Jr.
3.	Proposal 3 — Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm
4.	Proposal 4 — Approval and Ratification of A&R Stock Incentive Plan
5.	Proposal 5 — Advisory Vote to Approve Executive Compensation
6.	Proposal 6 — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
7.	Proposal 7 — Amendment to the Articles of the Company to Remove the Limitation on the Number of Authorized Common Shares
8.	Proposal 8 — Amendment to the Articles of the Company to Remove Inapplicable Provisions
9.	Proposal 9 — Confirmation of the Second Amended and Restated Bylaw No. 1 of the Company to Permit the Separation of the Roles of Chairman of the Board and Chief Executive Officer

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE.

To vote your shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.